UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 3, 2006

Retirement Savings Plan for Employees of
First National Bank and Trust Company of the Treasure Coast
(Full Title of Plan)
Commission File No. 33-22846

SEACOAST BANKING CORPORATION OF FLORIDA 815 Colorado Avenue Stuart, FL 34994
(Name of issuer of securities held pursuant to the plans and the address of its principal executive office)
Florida 001-13660 59-2260678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
(772) 287-4000
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01. Changes in Registrant’s Certifying Accountant

(a)

Previous Independent Registered Public Accounting Firm for Employee Benefit Plan

As previously reported on the Current Report on Form 8-K dated April 27, 2006 (the “8-K dated April 27, 2006”), effective April 27, 2006, the Retirement Savings Plan for Employees of First National Bank and Trust Company of the Treasure Coast (the “Plan”) dismissed KPMG LLP (“KPMG”) as the independent registered public accounting firm for the Plan.

The Plan provided KPMG with a copy of the 8-K dated April 27, 2006 and requested that KPMG furnish it with a letter addressed to the SEC stating whether or not it agrees with the statements contained in Item 4.01(a) thereof.  A copy of the letter, furnished in response to that request and dated May 3, 2006, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01

Financial Statements and Exhibits

(c) The following exhibit is filed herewith:

Exhibit Number	Description
16.1

Letter of KPMG LLP dated May 3, 2006 regarding change in the independent registered public accounting firm for the Retirement Savings Plan for Employees of First National Bank and Trust Company of the Treasure Coast

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA

RETIREMENT SAVINGS PLAN FOR EMPLOYEES OF THE FIRST NATIONAL BANK & TRUST COMPANY OF THE TREASURE COAST

/s/ William R. Hahl

William R. Hahl

Executive Vice President and Chief Financial Officer of

Seacoast Banking Corporation

Date:  May 15, 2006

INDEX OF EXHIBITS

Exhibit Number	Description
16.1

Letter of KPMG LLP dated May 3, 2006 regarding change in the independent registered public accounting firm for the Retirement Savings Plan for Employees of First National Bank and Trust Company of the Treasure Coast